THE ENTERPRISE GROUP OF FUNDS, INC.

SUPPLEMENT DATED OCTOBER 12, 2004 TO THE
STATEMENT OF ADDITIONAL INFORMATION DATED MAY 3, 2004,
AS AMENDED JUNE 14, 2004, AUGUST 24, 2004, SEPTEMBER 27, 2004,
AND OCTOBER 1, 2004

This Supplement updates certain information contained in the Statement of Additional Information dated May 3, 2004, as amended June 14, 2004, August 24, 2004, September 27, 2004, and October 1, 2004, of The Enterprise Group of Funds, Inc. (the "Corporation"). You may obtain an additional copy of the Statement of Additional Information ("SAI"), free of charge, by writing to the Corporation at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. You should read this Supplement in conjunction with the SAI and the applicable Prospectus and retain it for future reference.

The information provided below updates information regarding the Enterprise Short Duration Bond Fund ("Short Duration Bond Fund").

Information Regarding Enterprise Short Duration Bond Fund

It is anticipated that during the fourth quarter of 2004, Boston Advisors, Inc. ("Boston Advisors"), an affiliate of Enterprise Capital Management, Inc. ("ECM"), the investment advisor to the Short Duration Bond Fund, will replace MONY Capital Management, Inc. ("MONY Capital"), also an affiliate of ECM, as the Fund Manager to the Short Duration Bond Fund.

Accordingly, information regarding the Fund Managers for the Corporation appearing in the SAI under the heading "Fund Manager Arrangements" should reflect the following:

				Fee Paid by the
				Advisor to the Fund
					Manager as a
			Name and Control Persons	Percentage of Average
Fund		of the Fund Manager	Daily Net Assets

Short Duration Bond Fund	Boston Advisors, Inc.	0.10% for assets under
			is an indirect wholly	management
	owned subsidiary of
	AXA Financial, Inc.


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